SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2013

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	6854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On May 21, 2013, priceline.com Incorporated, a Delaware corporation (“priceline.com”), KAYAK Software Corporation, a Delaware corporation (“KAYAK”), and Produce Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of priceline.com (“Merger Sub”), completed the merger contemplated by the Agreement and Plan of Merger by and among priceline.com, KAYAK, and Merger Sub, dated as of November 8, 2012 (the “Merger”). The completion of the Merger was previously reported in priceline.com's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on May 21, 2013 (the “Initial Report”).
This Current Report on Form 8-K/A amends Item 9.01 of the Initial Report to provide certain financial statements of KAYAK and certain unaudited pro forma financial information required under Item 9.01, which were excluded from the Initial Report in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
The following financial statements of priceline.com are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference:

i.	Audited consolidated financial statements of KAYAK as of and for the year ended December 31, 2012; and

ii.	Unaudited interim consolidated financial statements of KAYAK as of and for the three months ended March 31, 2013.
(b)    Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2013 and the year ended December 31, 2012 are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d)    Exhibits.
Exhibit No.    Description

2.1
Agreement and Plan of Merger, dated as of November 8, 2012, by and among KAYAK Software Corporation, priceline.com Incorporated and Produce Merger Sub, Inc. (filed as exhibit 2.1 to the Current Report on Form 8-K filed on November 9, 2012 and incorporated herein by reference).

23.1	Consent of PricewaterhouseCoopers LLP relating to KAYAK Software Corporation's financial statements.

99.1
Joint Press Release, dated May 21, 2013, of priceline.com Incorporated and KAYAK Software Corporation announcing the closing of the merger (filed as exhibit 99.1 to the Current Report on Form 8-K filed on May 21, 2013 and incorporated herein by reference).

99.2
Audited consolidated financial statements of KAYAK Software Corporation as of and for the year ended December 31, 2012 and unaudited interim consolidated financial statements of KAYAK Software Corporation as of and for the three months ended March 31, 2013.

99.3	Unaudited pro forma combined financial statements as of and for the three months ended March 31, 2013 and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Daniel J. Finnegan
	Name:	Daniel J. Finnegan
	Title:	Chief Financial Officer

Date:  August 6, 2013

EXHIBIT INDEX

Exhibit No.        Description

2.1
Agreement and Plan of Merger, dated as of November 8, 2012, by and among KAYAK Software Corporation, priceline.com Incorporated and Produce Merger Sub, Inc. (filed as exhibit 2.1 to the Current Report on Form 8-K filed on November 9, 2012 and incorporated herein by reference).

23.1	Consent of PricewaterhouseCoopers LLP relating to KAYAK Software Corporation's financial statements.

99.1
Joint Press Release, dated May 21, 2013, of priceline.com Incorporated and KAYAK Software Corporation announcing the closing of the merger (filed as exhibit 99.1 to the Current Report on Form 8-K filed on May 21, 2013 and incorporated herein by reference).

99.2
Audited consolidated financial statements of KAYAK Software Corporation as of and for the year ended December 31, 2012 and unaudited interim consolidated financial statements of KAYAK Software Corporation as of and for the three months ended March 31, 2013.

99.3	Unaudited pro forma combined financial statements as of and for the three months ended March 31, 2013 and the year ended December 31, 2012.